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                           __________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           __________________________


                                  FORM 8-K/A-3

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                           __________________________


Date of Report (Date of earliest event reported) November 3, 1998
                                                 ----------------

                          PHYSICAL SPA & FITNESS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-26573                                           98-0203281
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


12/F-15/F Lee Theatre Plaza, 99 Percival St., Causeway Bay, Hong Kong
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (852) 2572-8888

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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         The Board of Directors of the Registrant approved the engagement of
William D. Lindberg, CPA on June 2, 1999 to serve as the Registrant's independent public auditor and to conduct the audit of the Company's financial statements for the fiscal years ended 1996, 1997 and 1998. The decision to change the certifying accountant was made by the Board of Directors of the Registrant, and resulted from the fact that on November 3, 1998, Arthur Andersen withdrew its previously issued audited reports for the years ended December 31, 1997 and December 31, 1996. The Registrant sent a termination letter to Arthur Andersen dated November 3, 1998, and Arthur Andersen sent a resignation letter to the Registrant dated as of the same date.

         The audit reports provided by Arthur Andersen for the fiscal years ended December 31, 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles. There were discussions between Arthur Andersen and the Registrant with respect to the related party nature of certain transactions and related disclosures undertaken by certain subsidiaries of the Registrant in the fiscal year ended December 31, 1996. However, Arthur Andersen has never made any recommendations to the Registrant as to what changes in the disclosure should be made by the Registrant. Due to the fact that the relationship between Arthur Andersen and the Registrant ceased as of November 3, 1998, the matter regarding the related party transaction was never resolved to their satisfaction prior to November 3, 1998.

         Upon appointment of William D. Lindberg, CPA, the Registrant authorized the former accountant, Arthur Andersen, to respond fully to the inquiries of the successor accountant concerning the issue of the related party transaction with respect to the fiscal year ended December 31, 1996.

         Except as disclosed above, there have been no other past disagreements between the Registrant and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure for the fiscal years ended December 31, 1996, December 31, 1997 and the interim period ended November 3, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (c)      Exhibits

         16.1     Letter from Arthur Andersen & Co.,  to the SEC.

         16.2     Letter from William D. Lindberg, CPA to the SEC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     September 17, 1999           PHYSICAL SPA & FITNESS, INC.



                                        By: /S/ Ngai Keung Luk
                                           -------------------------------------
                                            Ngai Keung Luk
                                            Chairman and Chief Executive Officer

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